EXHIBIT 10.10

                    MUTUAL RELEASE AND SETTLEMENT AGREEMENT

      THIS MUTUAL RELEASE AND SETTLEMENT AGREEMENT (this "AGREEMENT") is dated as of this ____ day of August, 1997 to be effective as of June 30, 1997, and is by and among OMNI U.S.A., INC., a Nevada corporation ("Company"), and its wholly owned subsidiary, OMNI USA, Inc., a Washington corporation ( "SUB"), EDWARD L. DANIEL ("MR. DANIEL") and JOAN J. DANIEL ("MRS. DANIEL"), each individuals resident in Texas (collectively referred to from time to time herein as the ("DANIELS"), and DANIEL DEVELOPMENT COMPANY, a Washington general partnership ("DDC").

                                    RECITALS:

      WHEREAS, the Company has issued to Mr. and Mrs. Daniel the following capital stock of the Company: (i) Ten thousand (10,000) shares of the Company's Class B Preferred Stock (the "DANIEL CLASS B PREFERRED STOCK"); (ii) Class A Warrants to purchase 656,101 shares of Common Stock of the Company at $4.00 per share (the "DANIEL CLASS A WARRANTS"); and (iii) Class B Warrants to purchase 656,101 shares of Common Stock of the Company at $6.00 per share (the "DANIEL CLASS B WARRANTS"; together with the Daniel Class B Preferred Stock and the Daniel Class A Warrants, the "DANIEL PREFERRED STOCK AND WARRANTS"); and

      WHEREAS, pursuant to that certain Lease Agreement dated January 1, 1988 with DDC, as amended (the "HOUSTON LEASE"), the Company and Sub lease from DDC certain facilities located in Houston, Texas, which lease provides for a term to expire April 1, 1999 and monthly lease payments of $10,000; and

      WHEREAS, the Company and Sub, on the one hand, and DDC and the Daniels on the other hand, wish to enter into certain arrangements for the settlement of matters related to the Houston Lease and the Company and the Daniels wish to enter into certain arrangements for the settlement of matters related the Daniel Preferred Stock and Warrants, and the parties hereto wish to enter into a general settlement and release of their disputes and claims; and

      WHEREAS, the Company's board of directors, including a majority of its disinterested directors, has approved the Company's entering into this Agreement;

      NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements, covenants and releases made herein, the parties hereto agree as follows:

      1. CASH AT CLOSING. At the Closing the Company or Sub shall pay to each of Joan Daniel and Ed Daniel the sum of $32,500 and shall pay to DDC $10,000, which $10,000 payment represents the rent payment under the Houston Lease for July 1997.

      2. SERVICES AGREEMENT TERMINATION. In consideration for Mr. Daniel's agreement to terminate and cancel all prior agreements to provide services to the Company, the enforceability of which are in dispute, the Company and Sub agree to pay Mr. Daniel $20,000 per month, payable in $10,000 portions on the 1st and 15th days of each month and beginning on the 1st day of the month immediately following Closing and continuing on the 1st of each month thereafter for a total of 12 months. The Daniels hereby irrevocably direct payment of the $10,000 amount payable on the 1st day of each month to Joan Daniel and payment of the amount payable on the 15th day of each month to Ed Daniel. Mr. Daniel shall be accorded, and the Company or Sub shall pay for, normal COBRA health insurance benefits for a period of twelve (12) months beginning on the date of this Agreement. Additional COBRA benefits after such period shall be at the expense of Mr. Daniel.

      3. COMMON STOCK.

      (a) At the Closing, the Company shall deliver to each of Joan Daniel and Ed Daniel certificates representing 375,000 shares of the Company's Common Stock (the "SETTLEMENT SHARES"), for a total of 750,000 shares. The Settlement Shares have been issued in exchange for the Daniel Class B Preferred Stock.

      (b) The Daniels each agree that the Settlement Shares will be non-voting shares for the first two (2) years such shares are held by either of them or any of their successors, assigns or transferees; provided, however, that (i) the purchaser of any of such shares in normal market transactions, so long as such party is identified and is unaffiliated with either of the Daniels shall be entitled to vote such shares free from the provisions of this paragraph and (ii) the holder of the Settlement Shares may vote such shares in any vote taken for the purpose of approving a merger or consolidation in which the Company is not a surviving corporation, the surviving corporation's shares are publicly held after the merger or consolidation, and the shareholders of the Company after such merger or consolidation will own less that 50% of the stock of the surviving entity; a sale of all or substantially all of the assets; or the sale of Company stock in a manner that results in a change in control of the Company. Each of Joan Daniel and Ed Daniel agrees that on the certificates representing the Settlement Shares there shall appear the following legend:

      PURSUANT TO THAT CERTAIN MUTUAL RELEASE AND SETTLEMENT AGREEMENT DATED AUGUST ___, 1997 BETWEEN OMNI USA, INC., EDWARD L. DANIEL, JOAN DANIEL, AND CERTAIN OTHER PARTIES MORE PARTICULARLY DESCRIBED THEREIN, THE SHARES REPRESENTED HEREBY MAY NOT BE VOTED UNTIL TWO (2) YEARS AFTER THE DATE OF SUCH SETTLEMENT AGREEMENT; PROVIDED, HOWEVER, THAT THE SHARES MAY BE VOTED IN ANY VOTE TAKEN FOR THE PURPOSE OF APPROVING CERTAIN MERGERS, SALES OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS, OR SALES OF COMPANY STOCK THAT RESULTS IN A CHANGE IN CONTROL OF THE COMPANY.

The Company will remove such legend upon demand after such two (2) year period has expired or at such earlier time that the other conditions for the removal of such legend have been satisfied.

      (c) Simultaneously with the execution hereof, the Company and the Daniels shall enter into a Registration Rights Agreement in the form attached hereto as
EXHIBIT 1 (the "Registration Rights Agreement").

      4. HOUSTON LEASE; CERTAIN RELEASES. DDC and the Company have simultaneously executed an amendment of the Houston Lease, such amendment to be effective as of the date hereof, and containing the following terms:

      (a) the term is for a period of five (5) years from the effective date of such amendment; provided, however, that DDC may terminate the lease at any time upon 6 months' written notice to the Company;

      (b) the monthly rental amount shall be $8,000 per month; and

      (c) the Company shall have the right to sublease any part or all of the leased premises upon notice to DDC to any tenant whose use could not be expected to expose the premises to wear and tear or damage beyond that permitted by the lease or to environmental risks (but any such sublease shall not relieve the Company of its obligations under the Houston Lease).

DDC and the Daniels hereby waive any default by the Company that may have occurred under the Houston Lease prior to the date hereof and any claim either may have against the Company for rental or other payments accruing prior to the date hereof, except in both cases any default or right of payment arising out of Tenant's violation of its covenants contained in Paragraphs 5, 6 or the first sentence of Paragraph 8 of the Houston Lease. DDC and the Daniels acknowledge and agree that no rental payments are due for any periods prior to July 31, 1997.

      5. DANIEL PREFERRED STOCK AND WARRANTS. The Daniels hereby convey, transfer and deliver to the Company the Daniel Preferred Stock and Warrants and have executed appropriate stock powers to that effect.

      6. ASSIGNMENT AGREEMENT. Conditioned upon entry into this Agreement but effective immediately prior thereto, the parties and others have entered an Assignment Agreement transferring (i) liabilities for payment of certain obligations and liabilities of the Company to the Daniels under that certain Equity Contract Note of the Company and for accrued but unpaid dividends and
(ii) liabilities for payment of certain liabilities and obligations (a) of Daniel Development Company, a general partnership of which Mr. and Mrs. Daniel are the sole general partners ("DDC") to the Company under a certain note of DDC (including payment of accrued interest) payable to the Company and (b) of LaPlante Compressor, Ltd. ("LaPlante"), to the Company for obligations of payment and performance under its lease with an affiliate of Omni and for payment of other amounts due to Omni and its affiliates. Upon its vacating the leased premises as provided herein, LaPlante shall have the right to obtain a release from all liabilities under such lease or otherwise from the Company.

      7.    RELEASES.

      (a) In consideration for the payment and consideration described above, and except for the amended Houston Lease and the obligations of the Company stated herein as continuing after the execution hereof, DDC and each of the Daniels release the Company, its subsidiaries, and all of its agents, officers, directors, attorneys, insurers, and employees, of and from any past, present, or future actions, causes of action, claims, demands, obligations (including any dividend obligations), debts, or other financial obligations, controversies, liabilities, suits, damages, costs, attorneys' fees, expenses, compensation, and claims of any kind whatsoever. Notwithstanding the foregoing, neither Ed Daniel or Joan Daniel intend to release, or do release, the Company or Sub from any existing obligation to indemnify either of them from unaffiliated third parties for his or her actions as an employee, officer or director prior to this date under applicable state law or the bylaws of the Company or of Sub. Mr. Daniel acknowledges that any and all agreements relating to his employment or to his being a consultant for the Company or any subsidiary are terminated and canceled; each of the Daniels and DDC agree that all debts, payables and obligations of the Company and Sub have been canceled.

      (b) In consideration for the payment and consideration described above, and except for the amended Houston Lease and the obligations of Mr. Daniel stated herein as continuing after the execution hereof (including the agreement not to vote the Settlement Shares), the Company and Sub release DDC, each of the Daniels (individually and in their capacity as partners of DDC) and all of their agents, attorneys, insurers, and employees, of and from any past, present, or future actions, causes of action, claims, demands, obligations, debts, or other financial obligations, controversies, liabilities, suits, damages, costs, attorneys' fees, expenses, compensation, and claims of any kind whatsoever. The Company agrees that all debts, payables and obligations of the Daniels and DDC have been canceled.

      8. REPRESENTATIONS AND WARRANTIES OF DDC AND THE DANIELS.

      (a) DDC represents and warrants to the Company that each of the following is true and correct:

            (1) DDC has the authority to enter into this Agreement.

            (2) The execution and delivery by DDC of this Agreement and the performance of the transactions contemplated hereby do not contravene any law, order, decree, or any contractual restriction contained in any agreement or instrument binding on DDC.

            (3) This Agreement is the legal, valid, and binding obligation of DDC and enforceable against DDC in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, arrangement, moratorium or other similar laws from time to time in effect that affect creditors' rights generally.

      (b) Mr. and Mrs. Daniel, jointly and severally, represent and warrant to the Company that each of the following is true and correct:

            (1) The Daniels are the lawful owners, beneficially and of record, of the Daniel

      Preferred Stock and Warrants free and clear of any liens, claims, encumbrances, pledges, other security interests, or any other rights of third parties of any kind, and no presently effective Uniform Commercial Code financing statement covering any of the Daniel Preferred Stock and Warrants is on file in any public office. The Daniels are conveying good and marketable title to the Daniel Preferred Stock and to the Warrants, free and clear of any liens, claims, encumbrances, pledges, other security interests, or any other rights of third parties of any kind, including any claims of Mrs. Daniel.

            (2) The execution, delivery and performance by DDC and by each of Mr. and Mrs. Daniel of this Agreement do not contravene any law, order, decree, or any contractual restriction contained in any agreement or instrument binding on such Daniel.

            (3) This Agreement is the legal, valid, and binding obligation of each Daniel and enforceable against such Daniel in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, arrangement, moratorium or other similar laws from time to time in effect that affect creditors' rights generally.

            (4) Other than the securities set forth on EXHIBIT 2, the Settlement Shares, the Daniel Preferred Stock and Warrants constitute all of each Daniel's interest in the Company, whether in the form of equity, debt, or otherwise.

            (5) The Daniels represent and covenant that LaPlante Compression, Inc. will vacate the premises it occupies under a lease with an affiliate of the Company by September 30, 1997.

            (6) Each Daniel has been fully advised by its respective counsel concerning the effect of the sale, conveyance, transfer, and delivery of the Daniel Preferred Stock and Warrants to the Company.

            (7) Each Daniel is sophisticated with respect to the business affairs of the Company and has received adequate information concerning the Company from public filings and otherwise and from the opportunity to ask questions of the management of the Company.

            (8) Each Daniel is further sophisticated generally with business and financial matters and particularly with respect to investments such as the investment in the Common Stock.

            (9) Each Daniel is receiving the Settlement Shares for his or her account for investment and not with a view to the distribution of such shares as defined by applicable federal securities laws. Each Daniel consents to the placement of a further legend on the certificates representing the Settlement Shares that the Settlement Shares have not been registered under the Securities Act of 1933, as amended, and may not be resold without compliance with such act.

      (c) Mr. Daniel hereby represents to the Company that he is an adult competent to enter this Agreement. Mr. Daniel understands that this is a complete and final release of his claims against the Company. Mr. Daniel is entering into this Agreement freely and voluntarily, upon the advice of his attorney. No promises, representations, or statements of the Company, other than those contained herein, have influenced Mr. Daniel in the making of this Agreement. Mr. Daniel intends this Agreement to be the final and conclusive settlement of all of his claims against the Company.

      (d) Mrs. Daniel hereby represents to the Company that she is an adult competent to enter this Agreement. Mrs. Daniel understands that this is a complete and final release of her claims against the Company. Mrs. Daniel is entering into this Agreement freely and voluntarily, upon the advice of her attorney. No promises, representations, or statements of the Company or Sub other than those contained herein, have influenced Mrs. Daniel in the making of this Agreement. Mrs. Daniel intends this Agreement to be the final and conclusive settlement of her claims against the Company.

      9. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      (a) The Company and Sub represent and warrant to DDC and the Daniels, jointly and severally, that each of the following is true and correct:

            (1) The Company and Sub are each duly organized and validly existing under the laws of the state of its incorporation, with adequate corporate authority to enter into this Agreement.

            (2) The execution, delivery and performance of this Agreement, the Assignment Agreement and that certain Registration Rights Agreement have been duly authorized by all necessary corporate action, including a vote by the board of directors of each such corporation and the approval of a disinterested majority of the board of directors of the Company.

            (3) The execution, delivery and performance by the Company and Sub of this Agreement and the Registration Rights Agreement do not contravene any law, order, decree, or any contractual restriction contained in any agreement or instrument binding on either of such corporations.

            (4) This Agreement and the Registration Rights Agreement (as to the Company and not the Sub) are the legal, valid, and binding obligations of the Company and Sub, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, arrangement, moratorium or other similar laws from time to time in effect that affect creditors' rights generally.

            (5) The Settlement Shares have been duly authorized and issued and are fully paid and non-assessable.

            (6) The Company and Sub each understand that this Agreement, along with the Assignment Agreement, is a complete and final release of their claims against DDC and the Daniels. The Company and Sub are entering into this Agreement freely and voluntarily, upon the advice of their attorneys. No promises, representations, or statements of the Company or Sub, other than those contained herein, have influenced the Company or Sub in the making of this Agreement. The Company and Sub each intend this Agreement, along with the Assignment Agreement, to be the final and conclusive settlement of their claims against DDC and the Daniels.

      10.   MISCELLANEOUS.

      (a) This Agreement may be executed in multiple original counterparts, each of which shall be an original, but which taken together shall constitute one instrument.

      (b) In the event of a dispute arising under this Agreement, such dispute shall be arbitrated under the rules of the American Arbitration Association in Houston, Texas. The reasonable travel costs of the prevailing party in any arbitration (along with the travel costs of such prevailing party's counsel) shall be reimbursed by the party or parties not prevailing.

      (c) The parties expressly warrant that no promise or inducement has been offered except as herein set forth and that this Agreement is executed without reliance upon any statement or representation concerning the nature or extent of injuries, damages, or legal liability.

      (d) The parties fully understand the sum of money mentioned above is all the money ever to be paid by anyone concerning any claims released hereby. The parties hereby expressly waive and assume the risk, through mutual mistake or otherwise, of any claims that exist as of this date but of which they do not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect their decision to enter into this Agreement. The parties assume the risk that any fact or law may be otherwise than they believe.

      (e) This Agreement shall be binding upon and inure to the benefit of the parties' respective representatives, successors, heirs, and assigns.

      (f) Except as otherwise expressly stipulated herein, it is expressly understood that this Agreement involves a general release of all possible claims and causes of action of every kind and character and is to be construed and interpreted liberally to effectuate the maximum protection against liability for the parties. It is the express intention of the parties to release the other from any causes of action and claims so that the parties shall not hereafter be subject to or exposed to any liability whatsoever for contribution, indemnity, or otherwise to any other person or entity for any damages concerning the claims.

      (g) This Agreement and the consideration herein transferred are purely to compromise doubtful and disputed claims, avoid litigation and expense, and buy peace, and no payments made nor any releases or other provision in this Agreement are in any way an admission of guilt, wrongdoing, fault, or liability, all guilt, wrongdoing, fault, and liability have been at all times and remain expressly denied.

      (h) No amendment, modification, or alteration of this Agreement shall be binding unless the same is in writing, dated subsequent to the date of this Agreement, and duly executed by the parties.

      (i) All attorney fees and costs are to be borne by the party incurring same.

      (j) The parties agree to cooperate fully and execute any supplementary documents and to take any additional actions that may be necessary or appropriate to give full force and effect to the basic terms and intent of this Agreement.

      (k) All notices authorized or required hereunder shall be given by registered or certified mail, return receipt requested and postage prepaid, or by hand delivery or telecopy, in each case addressed to the party to whom the notice is given at the address shown opposite such party's signature below.

      (l) This Agreement supersedes all prior negotiations, statements and agreements of the parties hereto and sets forth the entire agreement among the parties hereto with respect to the subject matter herein.

      (m) This Agreement shall be construed under and in accordance with the laws of the State of Texas.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       OMNI U.S.A., INC.,
                                       A NEVADA CORPORATION

                                       By: _________________________
                                       Name:  ______________________
                                       Title:  _____________________

                                       OMNI U.S.A., INC.,
                                       A WASHINGTON CORPORATION

                                       By: _________________________
                                       Name:  ______________________
                                       Title:  _____________________

                                       DANIEL DEVELOPMENT COMPANY

                                       By: _________________________
                                       Name:  ______________________
                                       Title:  _____________________


                                       _____________________________
                                       EDWARD L. DANIEL

                                       _____________________________
                                       JOAN J. DANIEL

STATE  OF  TEXAS        ss.
                        ss.
COUNTY OF HARRIS        ss.

      BEFORE ME, the undersigned authority, on this day personally appeared President of OMNI USA, Inc., a Nevada corporation, who, being by me duly sworn, on his oath stated that he has read the above and foregoing Mutual Release and Settlement Agreement, that he understands it, and that he executed it for the purposes and consideration stated in it on behalf of OMNI USA, Inc.

            SWORN TO AND SUBSCRIBED BEFORE ME this ______ day of
_______________, 1997.

                                          _____________________________
                                          Notary Public, State of TEXAS

STATE  OF  TEXAS        ss.
                        ss.
COUNTY OF HARRIS        ss.

      BEFORE ME, the undersigned authority, on this day personally appeared President of OMNI USA, Inc., a Washington corporation, who, being by me duly sworn, on his oath stated that he has read the above and foregoing Mutual Release and Settlement Agreement, that he understands it, and that he executed it for the purposes and consideration stated in it on behalf of OMNI USA, Inc.

            SWORN TO AND SUBSCRIBED BEFORE ME this ______ day of
_______________, 1997.


                                          _____________________________
                                          Notary Public, State of TEXAS
STATE  OF  TEXAS        ss.
                        ss.
COUNTY OF HARRIS        ss.

      BEFORE ME, the undersigned authority, on this day personally appeared President of Daniel Development Company, who, being by me duly sworn, on his oath stated that he has read the above and foregoing Mutual Release and Settlement Agreement, that he understands it, and that he executed it for the purposes and consideration stated in it on behalf of OMNI USA, Inc.

            SWORN TO AND SUBSCRIBED BEFORE ME this ______ day of
_______________, 1997.


                                          _____________________________
                                          Notary Public, State of TEXAS

STATE OF __________     ss.
                        ss.
COUNTY OF __________    ss.

      BEFORE ME, the undersigned authority, on this day personally appeared Edward L. Daniel who being by me duly sworn, on his oath stated that he has read the above and foregoing Mutual Release and Settlement Agreement, that he understands it, and that he executed it for the purposes and consideration stated in it.

            SWORN TO AND SUBSCRIBED BEFORE ME this ______ day of
_______________, 1997.


                                          _____________________________
                                          Notary Public, State of TEXAS

STATE OF __________     ss.
                        ss.
COUNTY OF __________    ss.

      BEFORE ME, the undersigned authority, on this day personally appeared Joan
J. Daniel who being by me duly sworn, on her oath stated that she has read the above and foregoing Mutual Release and Settlement Agreement, that she understands it, and that she executed it for the purposes and consideration stated in it.

            SWORN TO AND SUBSCRIBED BEFORE ME this ______ day of
_______________, 1997.


                                          _____________________________
                                          Notary Public, State of TEXAS

      I hereby certify that I have fully and completely explained the foregoing Mutual Release and Settlement Agreement to my client, Edward L. Daniel, and that he has read and signed it in my presence.

                                          By: _________________________
                                                [____________________]
                                                Attorney for Mr. Daniel

      I hereby certify that I have fully and completely explained the foregoing Mutual Release and Settlement Agreement to my client, Joan J. Daniel, and that she has read and signed it in my presence.

                                          By: _________________________
                                                [____________________]
                                                Attorney for Mrs. Daniel